SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                               --------------
                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                          Date of Report: June 19, 1996

                              MICRO WAREHOUSE, INC.

                             535 Connecticut Avenue
                           Norwalk, Connecticut 06854
                                 (203) 899-4000



        Delaware                         0-20730               06-1192793
- --------------------------------------------------------------------------------
  (State of Incorporation)        (Commission File No.)       (IRS Id. No.)

                         Exhibit Index Appears on Page 4
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Item 5.  Other Events.
         ------------

         This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Micro Warehouse, Inc. ("MWHS") for the purpose of providing the information set forth in a press release issued by MWHS on June 17, 1996, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

  (a)    Financial Statement of Businesses Acquired.

         None.

  (b)    Pro Forma Financial Information.

         None.

  (c)    Exhibits.

         The following exhibit is filed herewith:

         99.1 Press Release dated June 17, 1996.

                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              MICRO WAREHOUSE, INC.
                                                  (Registrant)


Date: June 19, 1996                            By   /s/ Bruce L. Lev
                                                ------------------------------
                                                   Bruce L. Lev
                                                    Vice President


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                                  EXHIBIT INDEX



Exhibit
Number                                    Description
- ------                                    -----------
99.1                            Press Release dated June 17, 1996